Mergers, Acquisitions and Dispositions (CenterPoint Energy and CERC)	12 Months Ended
Dec. 31, 2019
Business Combinations [Abstract]
Mergers and Acquisitions [Text Block]	Mergers, Acquisitions and Dispositions (CenterPoint Energy and CERC)

Merger with Vectren. On the Merger Date, pursuant to the Merger Agreement, CenterPoint Energy consummated the previously announced Merger and acquired Vectren for approximately $6 billion in cash. Each share of Vectren common stock issued and outstanding immediately prior to the closing was canceled and converted into the right to receive $72.00 in cash per share, without interest. At the closing, each stock unit payable in Vectren common stock or whose value is determined with reference to the value of Vectren common stock, whether vested or unvested, was canceled with cash consideration paid in accordance with the terms of the Merger Agreement. These amounts did not include a stub period cash dividend of $0.41145 per share, which was declared, with CenterPoint Energy’s consent, by Vectren’s board of directors on January 16, 2019, and paid to Vectren stockholders as of the record date of February 1, 2019.

Pursuant to the Merger Agreement and immediately subsequent to the close of the Merger, CenterPoint Energy cash settled $78 million in outstanding share-based awards issued prior to the Merger Date by Vectren to its employees. As a result of the Merger, CenterPoint Energy assumed a liability for these share-based awards of $41 million and recorded an incremental cost of $37 million in Operation and maintenance expenses on its Statements of Consolidated Income during the year ended December 31, 2019 for the accelerated vesting of the awards in accordance with the Merger Agreement.

Subsequent to the close of the Merger, CenterPoint Energy recognized severance totaling $61 million to employees terminated immediately subsequent to the Merger close, inclusive of change of control severance payments to executives of Vectren under existing agreements, and which is included in Operation and maintenance expenses on its Statements of Consolidated Income during the year ended December 31, 2019. Total severance cost for the year ended December 31, 2019 was $102 million.

In connection with the Merger, VUHI and VCC made offers to prepay certain outstanding guaranteed senior notes as required pursuant to certain note purchase agreements previously entered into by VUHI and VCC. See Note 14 for further details.

Following the closing, shares of Vectren common stock, which previously traded under the ticker symbol “VVC” on the NYSE, ceased trading on and were delisted from the NYSE.

The Merger is being accounted for in accordance with ASC 805, Business Combinations, with CenterPoint Energy as the accounting acquirer of Vectren. Identifiable assets acquired and liabilities assumed have been recorded at their estimated fair values on the Merger Date.

Vectren’s regulated operations, comprised of electric generation and electric and natural gas energy delivery services, are subject to the rate-setting authority of the FERC, the IURC and the PUCO, and are accounted for pursuant to U.S. generally accepted accounting principles for regulated operations. The rate-setting and cost-recovery provisions currently in place for Vectren’s regulated operations provide revenues derived from costs including a return on investment of assets and liabilities included in rate base. Thus, the fair value of Vectren’s tangible and intangible assets and liabilities subject to these rate-setting provisions approximate their carrying values on the Merger Date.  The fair value of regulatory assets not earning a return have been determined using the income approach and are considered Level 3 fair value measurements due to the use of significant judgmental and unobservable inputs.

The fair value of Vectren’s assets acquired and liabilities assumed that are not subject to the rate-setting provisions, including identifiable intangibles, have been determined using the income approach and the market approach. The valuation of Vectren’s long-term debt is primarily considered a Level 2 fair value measurement. All other valuations are considered Level 3 fair value measurements due to the use of significant judgmental and unobservable inputs, including projected timing and amount of future cash flows and discount rates reflecting risk inherent in the future market prices.

The following table presents the purchase price allocation as of December 31, 2019, reflecting the final purchase price allocation and inclusive of assets and liabilities subsequently recast as held for sale (in millions):

Cash and cash equivalents	$16
Other current assets	577
Property, plant and equipment, net	5,147
Identifiable intangibles	297
Regulatory assets	338
Other assets	141
Total assets acquired	6,516
Current liabilities	648
Regulatory liabilities	938
Other liabilities	886
Long-term debt	2,401
Total liabilities assumed	4,873
Net assets acquired	1,643
Goodwill	4,339
Total purchase price consideration	$5,982

CenterPoint Energy completed a final valuation analysis necessary to determine the fair market values of all of Vectren’s assets and liabilities and the allocation of its purchase price. Changes from the preliminary purchase price allocation originally reported in the first quarter of 2019 primarily included additional information obtained related to intangible assets and the allocation of the fair value between reporting units.

The excess of the purchase price over the estimated fair values of the assets acquired and liabilities assumed is recognized as goodwill, which is primarily attributable to significant potential strategic benefits to CenterPoint Energy, including growth opportunities for more rate-regulated investment, more customers for existing products and services and additional products and services for existing customers. Additionally, CenterPoint Energy believes the Merger will increase geographic and business diversity as well as scale in attractive jurisdictions and economies. The value assigned to goodwill will not be deductible for tax purposes.

The fair value of the identifiable intangible assets and related useful lives as included in the purchase price allocation on the Merger Date, reflecting the final purchase price allocation and inclusive of intangible assets subsequently recast as held for sale, include:

	Weighted Average Useful Lives	Estimated Fair Value
	(in years)	(in millions)
Operation and maintenance agreements	24	$12
Customer relationships	18	200
Construction backlog	1	27
Trade names	10	58
Total		$297

Amortization expense related to the operation and maintenance agreements and construction backlog was $24 million in 2019, and is included in Non-utility cost of revenues, including natural gas on CenterPoint Energy’s Statements of Consolidated Income. Amortization expense related to customer relationships and trade names was $16 million in 2019 and is included in Depreciation and amortization expense on CenterPoint Energy’s Statements of Consolidated Income.

The results of operations for Vectren included in CenterPoint Energy’s Consolidated Financial Statements from the Merger Date for the year ended December 31, 2019, reflecting results included in both continuing operations and discontinued operations, are as follows:

(in millions)
Operating revenues	$2,729
Net income	190

The following unaudited pro forma financial information reflects the consolidated results of operations of CenterPoint Energy, assuming the Merger had taken place on January 1, 2018 and reflecting results included in both continuing operations and discontinued operations. The unaudited pro forma financial information has been presented for illustrative purposes only and is not necessarily indicative of the consolidated results of operations that would have been achieved had the Merger taken place on the dates indicated or of the future consolidated results of operations of the combined company.

	Year Ended December 31,
	2019		2018
	(in millions)
Operating revenues	$12,547		$13,282
Net income	812	(1)	458	(2)

(1)	Pro forma net income was adjusted to exclude $37 million of Vectren Merger-related transaction costs incurred in 2019.

(2)	Pro forma net income was adjusted to include $37 million of Vectren Merger-related transaction costs incurred in 2019.

CenterPoint Energy incurred integration costs in connection with the Merger of $83 million for the year ended December 31, 2019, which were included in Operation and maintenance expenses in CenterPoint Energy’s Statements of Consolidated Income.

Acquisition of Utility Pipeline Construction Company. An acquisition was made during the year ended December 31, 2019 by CenterPoint Energy’s Infrastructure Services Disposal Group, resulting in goodwill and intangible assets of approximately $6 million and $8 million, respectively. The intangible assets primarily relate to backlog and customer relationships. The allocation of the $25 million purchase price has been finalized. The results of operations for the acquired company have been included in CenterPoint Energy’s consolidated financial statements from the date of acquisition and are not significant to the consolidated financial results of CenterPoint Energy. Pro forma results of operations have not been presented for the acquisition because the effects of the acquisition were not significant to CenterPoint Energy’s consolidated financial results for all periods presented.

Recast for the Divestiture of Infrastructure Services (CenterPoint Energy)

On February 3, 2020, CenterPoint Energy, through its subsidiary VUSI, entered into the Securities Purchase Agreement to sell the Infrastructure Services Disposal Group to PowerTeam Services. Subject to the terms and conditions of the Securities Purchase Agreement, PowerTeam Services purchased all of the outstanding equity interests of VISCO for approximately $850 million, subject to customary adjustments set forth in the Securities Purchase Agreement, including adjustments based on VISCO’s net working capital at closing, indebtedness, cash and cash equivalents and transaction expenses.

In February 2020, certain assets and liabilities representing the Infrastructure Services Disposal Group met the held for sale criteria. In accordance with the Securities Purchase Agreement, VISCO was converted from a wholly-owned corporation to a limited liability company that was disregarded for federal income tax purposes immediately prior to the closing of the transaction resulting in the sale of membership units at closing. The sale was considered an asset sale for tax purposes requiring the net deferred tax liabilities of approximately $123 million as of December 31, 2019 to be recognized; therefore, any deferred tax assets and liabilities within the reporting unit are not included in the carrying amount of the assets and liabilities that were transferred to PowerTeam Services.

On February18, 2020, CenterPoint Energy received notice from the Federal Trade Commission granting early termination of the waiting period under the Hart-Scott-Rodino Act in connection with the proposed sale of Infrastructure Services. The transaction closed on April 9, 2020.

Because the Infrastructure Services Disposal Group met the held for sale criteria and the proposed sale was completed on April 9, 2020, all Infrastructure Services Disposal Group assets and liabilities as of December 31, 2019 and 2018 have been recast as assets and liabilities held for sale and retained their current or long-term classification applicable as of December 31, 2019 and 2018, respectively. Long-lived assets are not depreciated or amortized once they are classified as held for sale.

Recast for the Proposed Divestiture of Energy Services (CenterPoint Energy and CERC)

On February 24, 2020, CenterPoint Energy, through its subsidiary CERC Corp., entered into the Equity Purchase Agreement to sell the Energy Services Disposal Group to Athena Energy Services. This transaction does not include CEIP and its assets or the MES business. Subject to the terms and conditions of the Equity Purchase Agreement, Athena Energy Services has agreed to purchase all of the outstanding equity interests of the Energy Services Disposal Group for approximately $400 million, subject to customary adjustments set forth in the Equity Purchase Agreement, including adjustments based on the Energy Services Disposal Group’s net working capital at closing, indebtedness and transaction expenses. Per the Equity Purchase Agreement, the Energy Services Disposal Group will be converted from a wholly-owned corporation to a limited liability company that is disregarded for federal income tax purposes immediately prior to the closing of the transaction resulting in the sale of membership units at closing. The sale will be considered an asset sale for tax purposes requiring the net deferred tax liabilities of approximately $25 million as of December 31, 2019 to be recognized; therefore, any deferred tax assets and liabilities within the reporting unit are not included in the carrying amount of the assets and liabilities that will be transferred to the buyer.

The completion of the sale is subject to customary closing conditions, including, among others (i) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Act, (ii) the conversion of CES to a Delaware limited liability company, (iii) the distribution of the equity interests in CEIP held by CES to CERC Corp. or its affiliates and (iv) customary conditions regarding the accuracy of the representations and warranties and compliance by the parties in all material respects with their respective obligations under the Equity Purchase Agreement. The Equity Purchase Agreement includes customary termination provisions, including if the closing of the transaction has not occurred on or before June 24, 2020. The sale is not subject to a financing condition and is expected to close in the second quarter of 2020, subject to satisfaction of the foregoing conditions, among other things.

Because the Energy Services Disposal Group met the held for sale criteria and the proposed sale is expected to be completed within one year, all Energy Services Disposal Group assets and liabilities as of December 31, 2019 and 2018 have been recast as assets and liabilities held for sale and retained their current or long-term classification applicable as of December 31, 2019 and 2018, respectively.

The assets and liabilities of the Infrastructure Services and Energy Services Disposal Groups classified as held for sale in CenterPoint Energy’s and CERC’s Consolidated Balance Sheets, as applicable, include the following:

	December 31, 2019
	CenterPoint Energy			CERC
	Infrastructure Services Disposal Group	Energy Services Disposal Group	Total	Energy Services Disposal Group
	(in millions)
Receivables, net	$192	$445	$637	$445
Accrued unbilled revenues	109	8	117	8
Natural gas inventory	—	67	67	67
Materials and supplies	6	—	6	—
Non-trading derivative assets	—	136	136	136
Other	4	35	39	35
Total current assets held for sale	311	691	1,002	691
Property, plant and equipment, net	295	26	321	26
Goodwill	220	62	282	62
Non-trading derivative assets	—	58	58	58
Other	234	67	301	67
Total non-current assets held for sale	749	213	962	213
Total assets held for sale	$1,060	$904	$1,964	$904

Accounts payable	$45	$299	$344	$299
Taxes accrued	2	—	2	—
Non-trading derivative liabilities	—	44	44	44
Other	40	25	65	25
Total current liabilities held for sale	87	368	455	368
Non-trading derivative liabilities	—	14	14	14
Benefit obligations	—	4	4	4
Other	16	9	25	9
Total non-current liabilities held for sale	16	27	43	27
Total liabilities held for sale	$103	$395	$498	$395

	December 31, 2018
	Energy Services Disposal Group
	CenterPoint Energy	CERC
	(in millions)
Receivables, net	$687	$687
Accrued unbilled revenues	5	5
Natural gas inventory	55	55
Non-trading derivative assets	100	100
Other	28	28
Total current assets held for sale	875	875
Property, plant and equipment, net	21	21
Goodwill	110	110
Non-trading derivative assets	38	38
Other	65	65
Total non-current assets held for sale	234	234
Total assets held for sale	$1,109	$1,109

Accounts payable	$562	$562
Taxes accrued	—	—
Non-trading derivative liabilities	102	102
Other	19	19
Total current liabilities held for sale	683	683
Non-trading derivative liabilities	5	5
Benefit obligations	3	3
Total non-current liabilities held for sale	8	8
Total liabilities held for sale	$691	$691

Because the Infrastructure Services and Energy Services Disposal Groups met the held for sale criteria and their disposals also represents a strategic shift to CenterPoint Energy and CERC, as applicable, they are reflected as discontinued operations on CenterPoint Energy’s and CERC’s Statements of Consolidated Income, as applicable, and as a result, prior periods have been recast to reflect the earnings or losses from such businesses as income from discontinued operations, net of tax.
A summary of the Infrastructure Services and Energy Services Disposal Groups presented in CenterPoint Energy’s Statements of Consolidated Income is as follows:

	Year Ended December 31,
	2019 (1)	2019	2018	2017	2019	2018	2017
	CenterPoint Energy
	Infrastructure Services Disposal Group	Energy Services Disposal Group			Total
	(in millions)
Revenues	$1,190	$3,767	$4,503	$4,039	$4,957	$4,503	$4,039
Expenses:					—
Non-utility cost of revenues	309	3,597	4,459	3,823	3,906	4,459	3,823
Operation and maintenance	714	68	66	66	782	66	66
Depreciation and amortization	50	12	13	16	62	13	16
Taxes other than income taxes	2	2	2	1	4	2	1
Goodwill Impairment	—	48	—	—	48	—	—
Total	1,075	3,727	4,540	3,906	4,802	4,540	3,906
Income (loss) from Discontinued Operations before income taxes	115	40	(37)	133	155	(37)	133
Income tax expense (benefit)	29	17	(9)	49	46	(9)	49
Net income (loss) from Discontinued Operations	$86	$23	$(28)	$84	$109	$(28)	$84

(1)	Reflects February 1, 2019 to December 31, 2019 results only due to the Merger.

A summary of the Energy Services Disposal Group presented in CERC’s Statements of Consolidated Income is as follows:

	Year Ended December 31,
	2019	2018	2017
	CERC
	(in millions)
Revenues	$3,767	$4,503	$4,039
Expenses
Non-utility cost of revenues, including natural gas	3,597	4,459	3,823
Operation and maintenance	68	66	66
Depreciation and amortization	12	13	16
Taxes other than income taxes	2	2	1
Goodwill impairment	48	—	—
Total	3,727	4,540	3,906
Income (loss) from Discontinued Operations before income taxes	40	(37)	133
Income tax expense (benefit)	17	(9)	49
Net income (loss) from Discontinued Operations	$23	$(28)	$84

CenterPoint Energy and CERC have elected not to separately disclose discontinued operations on their respective Statements of Consolidated Cash Flows. Long-lived assets are not depreciated or amortized once they are classified as held for sale. The following table summarizes CenterPoint Energy’s and CERC’s cash flows from discontinued operations and certain supplemental cash flow disclosures related to the Infrastructure Services and Energy Services Disposal Groups:

	Year Ended December 31,
	2019	2019	2018	2017
	CenterPoint Energy
	Infrastructure Services Disposal Group	Energy Services Disposal Group
	(in millions)
Depreciation and amortization	$50	$12	$13	$16
Amortization of intangible assets	19	—	—	—
Write-down of natural gas inventory	—	4	2	—
Capital expenditures	67	12	21	9
Non-cash transactions:
Accounts payable related to capital expenditures	—	2	2	3

	Year Ended December 31,
	2019	2018	2017
	CERC
	Energy Services Disposal Group
	(in millions)
Depreciation and amortization	$12	$13	$16
Write-down of natural gas inventory	4	2	—
Capital expenditures	12	21	9
Non-cash transactions:
Accounts payable related to capital expenditures	2	2	3

Other Sale Related Matters (CenterPoint Energy and CERC). CES provides natural gas supply to CenterPoint Energy’s and CERC’s NGD under contracts executed in a competitive bidding process, with the duration of some contracts extending into 2021. In addition, CERC is the natural gas transportation provider for a portion of CES’s customer base and will continue to be the transportation provider for these customers as long as these customers retain a relationship with the divested CES business.

Revenues and expenses incurred by CenterPoint Energy and CERC for natural gas transportation and supply are as follows:

	Year Ended December 31,
	2019	2018	2017	2019	2018	2017
	CenterPoint Energy			CERC
	(in millions)
Transportation revenue	$101	$104	$97	$101	$104	$97
Natural gas expense	125	107	49	124	107	49

The Infrastructure Services Disposal Group provided pipeline construction and repair services to CenterPoint Energy’s and CERC’s NGD. In accordance with consolidation guidance in ASC 980—Regulated Operations, costs incurred by NGD utilities for these pipeline construction and repair services are not eliminated in consolidation when capitalized and included in rate base by the NGD utility. Amounts charged for these services that were not capitalized are included primarily in Operation and maintenance expenses. Fees incurred by CenterPoint Energy’s and CERC’s NGD for pipeline construction and repair services were as follows:

	Year Ended December 31, 2019
	CenterPoint Energy (1)	CERC (1)
	(in millions)
Pipeline construction and repair services capitalized	$162	$20
Pipeline construction and repair service charges in operations and maintenance expense	4	4

(1)	Represents charges for the period February 1, 2019 through December 31, 2019 only due to the Merger.

Discontinued Operations (CERC)

On September 4, 2018, CERC completed the Internal Spin. CERC executed the Internal Spin to, among other things, enhance the access of CERC and CenterPoint Energy to low cost debt and equity through increased transparency and understandability of the financial statements, improve CERC’s credit quality by eliminating the exposure to Enable’s midstream business and provide clarity of internal reporting and performance metrics to enhance management’s decision making for CERC and CNP Midstream.

The Internal Spin represents a significant strategic shift that has a material effect on CERC’s operations and financial results and, as a result, CERC’s distribution of its equity investment in Enable met the criteria for discontinued operations classification. CERC has no continuing involvement in the equity investment of Enable. Therefore, CERC’s equity in earnings and related income taxes have been classified as Income from discontinued operations, net of tax, in CERC’s Statements of Consolidated Income for the periods presented. The following table presents amounts included in Income from discontinued operations, net of tax in CERC’s Statements of Consolidated Income.

	Year Ended December 31,
	2018	2017
	(in millions)
Equity in earnings of unconsolidated affiliate, net	$184	$265
Income tax expense	46	104
Income from discontinued operations, net of tax	$138	$161